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                 MFS(R) INTERMEDIATE INVESTMENT GRADE BOND FUND
                            MFS(R) RESEARCH BOND FUND

                      Supplement to the Current Prospectus




The description of portfolio managers under the "Management of the Funds - Investment Adviser" section is hereby restated as follows:

Investment Grade Bond Fund    James J. Calmas, a Vice President of the Adviser,
                              is  the  portfolio  manager of the Fund.  Mr.
                              Calmas has been  employed by the Adviser since
                              1988 and has been the Fund's portfolio manager since January 21, 1999.

Research Bond Fund            Robert J. Manning, a Senior Vice President and
                              member of the Fixed Income Management Group of the Adviser, has been employed as a portfolio manager by the Adviser since 1984. Mr. Manning oversees a committee of various fixed income research analysts employed by the Adviser.










                    The date of this Supplement is January 21, 1999.